MERRILL LYNCH
PHOENIX
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Quarterly Report
October 31, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Phoenix Fund, Inc. is not related to Phoenix Home Life Mutual Life Insurance Company or any of its subsidiaries or affiliates, including The Phoenix Series Fund.



Merrill Lynch
Phoenix Fund, Inc.
Box 9011
Princeton, NJ
08543                                                 #10263 -- 10/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MERRILL LYNCH PHOENIX FUND, INC.

DEAR SHAREHOLDER

Volatility highlighted stock and bond markets worldwide during the quarter ended October 31, 1997. The difficulties began in Southeast Asia. Following the currency devaluations in several Southeast Asian countries this summer, the Hong Kong dollar -- the value of which is pegged to the US dollar -- came under speculative attack in foreign currency markets. Monetary authorities in Hong Kong raised interest rates to support the currency, and the Hong Kong stock market declined sharply. This event raised investor concerns worldwide regarding the viability of continued global economic growth.

At first, US stock market investors focused on the challenges that would face US multinational corporations in the wake of the poorer Asian economic prospects. The selloff then broadened to other stocks as well, leading to a 554-point decline in the Dow Jones Industrial Average on October 27. Although the decline proved to be short-lived, investor confidence was not definitively restored, and stock market volatility continued. Although the US bond market benefited during periods when investors anticipated slower economic growth, the release of stronger-than-expected economic statistics led to periods of declining bond prices.

As 1997 draws to a close, investors are likely to continue to focus on the prospects for the US economy. Although the Federal Reserve Board did not tighten monetary policy at its November 12 meeting, it remains to be seen whether US economic growth remains moderate enough and inflationary pressures sufficiently contained to preclude an increase in short-term interest rates.

Portfolio Matters
For the three-month period ended October 31, 1997, Merrill Lynch Phoenix Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total investment returns of +2.43%, +2.15%, +2.24% and +2.38%, respectively. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4 -- 6 of this report to shareholders.)

US stock market volatility during the October quarter afforded the Fund opportunities to eliminate profitable positions at the beginning of the period and, by quarter-end, to establish new positions at attractive valuations.

Dramatic stock market declines such as the one experienced in October always provide value-oriented investors with opportunities to buy shares of good-quality companies at attractive prices. For contrarian investors, such as Merrill Lynch Phoenix Fund, these opportunities are even greater as investors sell shares of companies whose prospects they consider questionable and "fly to quality." Accordingly, during the quarter we established investments in Pharmacia & Upjohn, Inc., IMC Global, Inc. and The Seagram Co. Ltd.

Pharmacia & Upjohn Inc. is a worldwide provider of pharmaceutical and agricultural products. The company's recent earnings results have been hurt by the loss of patent protection on several products as well as a lack of new product approvals. Additionally, the strong US dollar has negatively impacted earnings since a large portion of the company's business is conducted overseas. We believe that Pharmacia & Upjohn's new management team will be successful in reigning in costs and bringing the company's financial results more in line with those of its peers. We also believe that the company's current product pipeline is very underrated and, once approvals are received from the Food and Drug Administration, earnings should benefit accordingly.

IMC Global, Inc. is the world's largest miner of the fertilizers, phosphate rock and potash. The company's recent earnings results have been lackluster. In addition, a large portion of the company's production is sold to The People's Republic of China, so that concerns regarding the viability of China's economy have also negatively affected IMC Global shares. Over the longer term, we believe that investors will recognize the longer-term earnings potential of IMC Global, since it is one of the few providers of the fertilizer products needed to meet the agricultural needs of the world's expanding population. Furthermore, with few competitors, we also expect the pricing for IMC Global's products to improve.

The Seagram Co., Ltd. is a global entertainment and spirits company. Seagram has spent the past several years redefining itself by selling large investments in Time Warner Inc. and E.I. du Pont de Nemours, and redeploying the proceeds into the purchase of MCA Inc. Seagram stock was driven down to attractive levels because of concerns regarding the company's Asian spirits business with forecasts of slower economic growth. We believe that Seagram stock is selling below its asset value, and that earnings growth should resume in the near future as the company's investments in its theme park business begin to pay off.

We also had opportunities during the October quarter to invest in former growth equities that have encountered near-term difficulties. We find such investments especially attractive since they still possess many of the characteristics that had previously led investors to favor them, but now their shares are selling at very attractive valuations. We made investments in three such companies during the October quarter: Columbia/HCA Healthcare Corp., Electronic Data Systems Corp. and Tupperware Corporation.

The shares of Columbia/HCA Healthcare Corp. have come under tremendous pressure as US Government investigations of the company's billing practices have continued. We were attracted to the company's solid asset base, since many of its hospitals are the only ones in their respective communities. In addition, we were impressed with the speed with which Columbia changed management, slowed its expansion and initiated internal audits to address its problems. We believe that these actions will hasten the governmental review process and allow the company to consider various alternatives (such as spinouts, share buybacks or sales of assets) to enhance shareholder value.

Electronic Data Systems Corp. (EDS), a leading provider of computer services, has faced challenges after its spin off from its former parent, General Motors Corporation. Earnings have suffered, primarily because of a very competitive environment for contracts. However, EDS still enjoys a preeminent position in the industry, has written off most of its problem contracts, initiated aggressive cost controls, and continues to build backlog (contracts for future business) at an impressive rate. We believe that over the long term, EDS will thrive because of corporate America's move toward outsourcing.

Tupperware Corporation is one of the world's largest suppliers and marketers of plastic storage products, which it sells primarily though its own direct sales force. The company's shares once commanded a premium multiple as investors saw great promise in Tupperware's international expansion activities. However, a slowdown in US and Latin American sales have led to disappointing earnings results. We are attracted to the company's strong brand name, global presence and excellent products. However, management has yet to provide a cogent turnaround plan. Therefore, we have made a relatively modest investment in Tupperware at this time, and will be monitoring the company's progress carefully for an opportunity to expand our investment.

For some time, we have found few opportunities for new investments in the high-yield sector. However, during the October quarter we invested in two high-yield issues that were selling at attractive prices.
The first is the senior debt of Levitz Furniture Corp., the largest specialty furniture retailer in the United States. Following its leveraged buyout in 1985, the company has drifted from one short-term financial fix to another. Finally, Levitz filed under Chapter 11 in September 1997. Following the filing, we began to accumulate a position in the company's senior debt. We believe the company's dominant franchise in California and Florida, as well as its real estate holdings, provide asset protection for the bonds we purchased. We believe that the bonds may provide above-average returns once the company's reorganization is complete within the next two years.

Our second high-yield investment was the bonds of MobileMedia Corp. MobileMedia is the second-largest paging company in the United States, and encountered severe operational and financial difficulties stemming from the challenge of merging its newly acquired paging companies into an integrated system. In hindsight, it also appears that the company overpaid for some of these acquisitions. As a result, the company's equity cushion evaporated, its bonds began trading at a discount, and MobileMedia filed Chapter 11 bankruptcy in January 1997. While problems remain at MobileMedia, we believe that, at current prices, MobileMedia's bonds are undervalued relative to the company's strong competitive position and its ability to overcome current problems.

As we have mentioned already, stock market strength early in the October quarter provided the opportunity to take profits in some long-term holdings that had met or exceeded our price targets. Examples of such investments eliminated from the portfolio include DSC Communications Corp., Marine Drilling Co., Inc., McDermott International, Inc., Perrigo Co., Toys 'R' Us, Inc. and Woolworth Corp. We also eliminated our investment in Amdahl Corp. since Fujitsu Ltd. was acquiring the company.

In Conclusion
October's sharp stock market decline illustrates the risks and opportunities inherent in a contrarian investment approach. Although we strive to invest in issues that have limited downside risk, near-term investor overreaction often drives prices to lower levels. However, these lower valuations do create opportunities to establish or expand positions at very attractive prices.

We thank you for your investment in Merrill Lynch Phoenix Fund, Inc., and look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/ROBERT J. MARTORELLI
Robert J. Martorelli
Vice President and Portfolio Manager

December 1, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent Performance Results

                                                                                                      12 Month        3 Month
                                                                10/31/97     7/31/97     10/31/96     % Change       % Change
ML Phoenix Fund, Inc. Class A Shares*                            $13.29      $15.32       $12.38       +16.57%(1)    -5.80%(1)
ML Phoenix Fund, Inc. Class B Shares*                             12.83       14.82        12.02       +16.22(1)     -5.74(1)
ML Phoenix Fund, Inc. Class C Shares*                             12.74       14.72        11.95       +16.15(1)     -5.71(1)
ML Phoenix Fund, Inc. Class D Shares*                             13.27       15.29        12.37       +16.50(1)     -5.75(1)
Dow Jones Industrial Average**                                 7,442.08    8,222.61     6,029.38       +23.43        -9.49
Standard & Poor's 500 Index**                                    914.62      954.29       705.27       +29.68        -4.16
ML Phoenix Fund, Inc. Class A Shares -- Total Return*                                                  +28.00(2)     +2.43(3)
ML Phoenix Fund, Inc. Class B Shares -- Total Return*                                                  +26.68(4)     +2.15(5)
ML Phoenix Fund, Inc. Class C Shares -- Total Return*                                                  +26.67(4)     +2.24(6)
ML Phoenix Fund, Inc. Class D Shares -- Total Return*                                                  +27.68(7)     +2.38(8)
Dow Jones Industrial Average -- Total Return**                                                         +25.76        -9.09
Standard & Poor's 500 Index -- Total Return**                                                          +32.09        -3.73

 *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
**  An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1) Percent change includes reinvestment of $1.158 per share capital gains distributions.
(2) Percent change includes reinvestment of $1.410 per share ordinary income dividends and $1.158 per share capital gains distributions.
(3) Percent change includes reinvestment of $1.279 per share ordinary income dividends and $1.158 per share capital gains distributions.
(4) Percent change includes reinvestment of $1.263 per share ordinary income dividends and $1.158 per share capital gains distributions.
(5) Percent change includes reinvestment of $1.187 per share ordinary income dividends and $1.158 per share capital gains distributions.
(6) Percent change includes reinvestment of $1.188 per share ordinary income dividends and $1.158 per share capital gains distributions.
(7) Percent change includes reinvestment of $1.379 per share ordinary income dividends and $1.158 per share capital gains distributions.
(8) Percent change includes reinvestment of $1.260 per share ordinary income dividends and $1.158 per share capital gains distributions.






Performance Summary -- Class A Shares

                                   Net Asset Value               Capital Gains
Period Covered              Beginning          Ending             Distributed          Dividends Paid*          % Change**
11/1/82 -- 12/31/82          $9.35             $9.60                  --                      --                 + 2.67%
1983                          9.60             11.69               $0.470                  $0.370                +31.05
1984                         11.69             10.65                1.520                   0.620                + 9.93
1985                         10.65             12.00                0.980                   0.710                +30.28
1986                         12.00             12.39                1.010                   0.610                +16.92
1987                         12.39             10.50                1.551                   0.676                + 0.95
1988                         10.50             11.78                1.790                   0.329                +33.18
1989                         11.78             12.49                0.428                   0.508                +13.87
1990                         12.49              8.08                1.623                   0.396                -20.66
1991                          8.08              9.90                0.645                   0.494                +37.01
1992                          9.90             11.73                0.057                   0.670                +26.69
1993                         11.73             13.45                0.820                   0.826                +29.54
1994                         13.45             11.15                0.729                   0.777                - 6.48
1995                         11.15             12.90                0.183                   0.528                +21.86
1996                         12.90             13.19                0.794                   0.819                +15.81
1/1/97 -- 10/31/97           13.19             13.29                1.158                   1.279                +18.97
                                                            Total $13.758            Total $9.612
                                                                       Cumulative total return as of 10/31/97:  +866.23%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Performance Summary -- Class B Shares

                                   Net Asset Value               Capital Gains
Period Covered              Beginning          Ending             Distributed          Dividends Paid*          % Change**
10/21/88 -- 12/31/88         $11.96            $11.77              $0.086                  $0.144                + 0.35%
1989                          11.77             12.45               0.428                   0.409                +12.78
1990                          12.45              8.06               1.623                   0.271                -21.54
1991                           8.06              9.83               0.645                   0.429                +35.66
1992                           9.83             11.55               0.057                   0.639                +25.37
1993                          11.55             13.24               0.820                   0.661                +28.23
1994                          13.24             10.95               0.729                   0.657                - 7.40
1995                          10.95             12.62               0.183                   0.432                +20.68
1996                          12.62             12.83               0.794                   0.700                +14.49
1/1/97 -- 10/31/97            12.83             12.83               1.158                   1.187                +18.00
                                                             Total $6.523            Total $5.529
                                                                       Cumulative total return as of 10/31/97:  +192.38%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class C Shares

                                   Net Asset Value               Capital Gains
Period Covered              Beginning          Ending             Distributed          Dividends Paid*          % Change**
10/21/94 -- 12/31/94         $12.31            $10.91              $0.314                  $0.172                - 7.35%
1995                          10.91             12.55               0.183                   0.454                +20.67
1996                          12.55             12.75               0.794                   0.700                +14.49
1/1/97 -- 10/31/97            12.75             12.74               1.158                   1.188                +18.03
                                                             Total $2.449            Total $2.514
                                                                        Cumulative total return as of 10/31/97:  +51.07%**
 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class D Shares

                                   Net Asset Value               Capital Gains
Period Covered              Beginning          Ending             Distributed          Dividends Paid*          % Change**
10/21/94 -- 12/31/94         $12.57            $11.16              $0.314                  $0.186                - 7.17%
1995                          11.16             12.91               0.183                   0.502                +21.61
1996                          12.91             13.18               0.794                   0.789                +15.38
1/1/97 -- 10/31/97            13.18             13.27               1.158                   1.260                +18.77
                                                             Total $2.449            Total $2.737
                                                                        Cumulative total return as of 10/31/97:  +54.71%**
 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return

                                   % Return Without     % Return With
                                     Sales Charge       Sales Charge**
Class A Shares*
Year Ended 9/30/97                      +31.57%            +24.66%
Five Years Ended 9/30/97                +18.96             +17.68
Ten Years Ended 9/30/97                 +13.69             +13.08

 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.


                                       % Return          % Return
                                     Without CDSC       With CDSC**
Class B Shares*
Year Ended 9/30/97                      +30.35%            +26.35%
Five Years Ended 9/30/97                +17.76             +17.76
Inception (10/21/88)
through 9/30/97                         +13.31             +13.31

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.



                                       % Return          % Return
                                     Without CDSC       With CDSC**
Class C Shares*
Year Ended 9/30/97                      +30.26%            +29.26%
Inception (10/21/94)
through 9/30/97                         +16.78             +16.78

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without     % Return With
                                     Sales Charge       Sales Charge**
Class D Shares*
Year Ended 9/30/97                      +31.34%            +24.44%
Inception (10/21/94)
through 9/30/97                         +17.71             +15.58

 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.





Merrill Lynch Phoenix Fund, Inc.                                                                            October 31, 1997

SCHEDULE OF INVESTMENTS

                              Face Amount/                                                                        Percent of
Industry                      Shares Held               Investments                    Cost           Value       Net Assets

Cable                           400,000     TCI Ventures Group (Series A)           $6,317,459      $9,225,000        1.3%

Conglomerates                   250,000     Hanson PLC Sponsored (ADR)*             10,190,365       6,375,000        0.9

Leisure &                       472,700     The Seagram Co., Ltd.                   16,151,157      15,924,081        2.2
Entertainment                   850,000     Viacom, Inc. (Class B) (Non-Voting)     25,116,186      25,712,500        3.6

Printing &                      741,300     Scitex Corp. Ltd.                        7,902,900       8,895,600        1.3
Publishing                                                                       -------------   -------------     ------
                                            Total Discount to Assets                65,678,067      66,132,181        9.3
                                                                                 =============   =============     ======

Earning Turnarounds

Airlines                      1,500,000     Mesa Air Group, Inc.                    10,024,011       8,062,500        1.1

Computer Services               300,000     Electronic Data Systems Corp.           11,053,940      11,606,250        1.6

Computer Software             1,290,900     Mentor Graphics Corporation             13,068,940      13,957,856        2.0

Consumer Products             2,520,000     The Topps Co., Inc.                     14,494,135       7,717,500        1.1

Energy Related                1,292,100     Enserch Exploration, Inc.               10,395,842      11,628,900        1.6

Environmental                   400,000     Waste Management, Inc.                   9,400,960       9,350,000        1.3

Gold                            600,000     Placer Dome Inc.                         9,886,838       9,300,000        1.3

Health Care                     675,000     Humana, Inc.                            13,145,181      14,175,000        2.0
                              1,300,000     NeoRx Corp.                              7,991,431       8,287,500        1.2

Industrial Services           1,407,670     Anacomp, Inc.                            9,137,200      19,355,463        2.7

Leisure &                       900,000     CST Entertainment Imaging, Inc.            675,000           9,000        0.0
Entertainment

Pharmaceuticals                 425,000     Pharmacia & Upjohn, Inc.                14,380,282      13,493,750        1.9

Retail                        3,200,000     CML Group, Inc.                         14,188,879      10,200,000        1.4

Semiconductor                 1,792,200     Integrated Device Technology, Inc.      18,036,606      20,610,300        2.9
                              1,662,500     LTX Corp.                               10,930,277       8,935,937        1.3

Steel                         1,000,000     Birmingham Steel Corp.                  15,537,098      16,625,000        2.4

Telecommunications              744,200     ANTEC Corporation                        6,118,430      11,721,150        1.7
Equipment                                                                        -------------   -------------     ------
                                            Total Earning Turnarounds              188,465,050     195,036,106       27.5
                                                                                 =============   =============     ======

Financial Restructuring

Energy Related                1,938,474     WRT Energy Corp. -- Litigation Trust
                                            Certificates                               370,838               2        0.0
                              1,938,475     WRT Energy Corp. -- New Common Stock    16,017,828       7,753,900        1.1

Furniture                   $ 7,237,000     Levitz Furniture Corp., Senior Notes,
                                            13.375 due 10/15/1998                    5,591,831       5,626,768        0.8

Home Builders                   520,000     New Millenium Homes, LLC                 1,934,501       1,560,000        0.2
                            $10,250,000     New Millenium Homes, LLC, Senior
                                            Notes, 12% due 8/29/2004                 9,032,852      10,096,250        1.4

Retail                          443,361     Zale Corp. Litigation Limited
                                            Partnership Units                                0               0        0.0

Textiles                        209,706     The Bibb Co.                             1,375,088       1,638,328        0.3
                                                                                 -------------   -------------     ------
                                            Total Financial Restructuring           34,322,938      26,675,248        3.8
                                                                                 =============   =============     ======

High Yield

Cable                           754,545     Scott Cable, New 3rd Secured,
                                            Pay-in-Kind Notes, 16% due 7/18/2002       293,272         128,273        0.0

Consumer Products            $4,720,000     Specialty Foods Corp., Senior
                                            Subordinated Notes, 11.25% due
                                            8/15/2003                                3,800,300       4,531,200        0.6
                             $3,000,000     Town & Country Corporation, Senior
                                            Subordinated Notes, 13% due 5/31/1998    2,323,750       1,245,000        0.2
                             $6,600,000     U.S. Leather Inc., Senior Notes,
                                            10.25% due 7/31/2003                     4,785,875       3,630,000        0.5

Home Builders               $20,500,000     Baldwin Homes, Series B, 10.375% due
                                            8/01/2003                                8,541,125       9,430,000        1.3

Printing &                   $6,255,400     San Jacinto Holdings, Inc., Senior
Publishing                                  Subordinated Notes, 12% due
                                            12/31/2002                               4,048,512       4,378,780        0.6

Supermarkets                 $3,000,000     Farm Fresh Inc., Senior Notes,
                                            12.25% due 10/01/2000                    2,400,000       2,670,000        0.4
                            $20,000,000     Grand Union Co., Senior Notes, 12%
                                            due 9/01/2004                           10,130,673       8,900,000        1.3

Telecommunications          $19,200,000     MobileMedia Corp., Senior
                                            Subordinated Notes, 9.375% due
                                            11/01/2007                               4,914,000       4,032,000        0.6
                                                                                 -------------   -------------     ------
                                            Total High Yield                        41,237,507      38,945,253        5.5
                                                                                 =============   =============     ======

Operational Restructuring

Cable                           600,000     Tele-Communications, Inc. (Class A)      8,378,000      13,725,000        1.9
                              1,019,500     U S West Media Group                    18,705,714      25,742,375        3.6

Chemicals                       450,000     IMC Global, Inc.                        15,910,318      15,159,375        2.1

Computer Hardware               500,000     Digital Equipment Corp.                 17,213,510      25,031,250        3.5

Computer Services             1,463,000     CompuServe Corporation                  15,091,544      18,287,500        2.6

Computer Software             2,635,000     Borland International, Inc.             31,708,956      24,703,125        3.5
                              4,800,000     Computervision Corp.                    28,106,873      13,500,000        1.9
                              4,100,000     Novell Inc.                             38,286,645      34,337,500        4.9

Consumer Products               300,000     Tupperware Corporation                   8,336,593       7,518,750        1.1

Diversifed                       90,900     General Signal Corporation               3,490,537       3,647,363        0.5

Energy Related                  400,000     Oryx Energy Co.                          4,930,951      11,025,000        1.6

Engineering                     800,000     EMCOR Group, Inc.                        6,875,703      15,100,000        2.1

Environmental                 1,250,000     Laidlaw, Inc. (Non-Voting) (Class B)
                                            (ADR)*                                  12,140,881      17,656,250        2.5

Financial Services              605,000     H&R Block, Inc.                         22,957,126      22,385,000        3.2

Health Care                     350,000     Columbia/HCA Healthcare Corp.           10,128,044       9,887,500        1.4
                              1,168,500     Pharmaceutical Product Development,
                                            Inc.                                    16,526,903      20,594,812        2.9

Pharmaceuticals               1,250,000     IVAX Corp.                              11,946,078       9,453,125        1.3

Steel                         1,298,500     WHX Corp.                               11,160,677      17,286,281        2.4

Telecommunications              450,000     AT&T Corp.                              16,978,773      22,021,875        3.1

Telecommunications              200,000     CommScope, Inc.                          2,688,720       2,200,000        0.3
Equipment                                                                        -------------   -------------     ------
                                            Total Operational Restructuring        301,562,546     329,262,081       46.4
                                                                                 =============   =============     ======
                                            Total Investments                      631,266,108     656,050,869       92.5
                                                                                 =============   =============     ======


                                                                                                                  Percent of
                            Face Amount             Short-Term Investments             Cost           Value       Net Assets

Commercial Paper**           15,040,000     Atlantic Asset Securitization Corp.,
                                            5.53% due 11/03/1997                   $15,035,379      15,035,379        2.1
                             11,266,000     General Motors Acceptance Corp.,
                                            5.75% due 11/03/1997                    11,262,401      11,262,401        1.6
                             15,000,000     WCP Funding Inc., 5.52% due
                                            11/21/1997                              14,954,000      14,954,000        2.1

US Government                15,000,000     Federal Home Loan Mortgage Corp.,
Agency Obligations**                        5.45% due 11/04/1997                    14,993,188      14,993,188        2.1
                                                                                 -------------   -------------     ------
                                            Total Short-Term Investments            56,244,968      56,244,968        7.9
                                                                                 =============   =============     ======

Total Investments                                                                 $687,511,076     712,295,837      100.4
                                                                                 =============
Liabilities in Excess of Other Assets                                                               (2,663,158)      (0.4)
                                                                                                 -------------     ------
Net Assets                                                                                        $709,632,679      100.0%
                                                                                                 =============     ======

Net Asset                    Class A -- Based on net assets of $293,860,135
Value:                                  and 22,107,979 shares outstanding                               $13.29
                                                                                                 =============
                             Class B -- Based on net assets of $316,649,145
                                        and 24,673,652 shares outstanding                               $12.83
                                                                                                 =============
                             Class C -- Based on net assets of $13,088,985
                                        and 1,027,356 shares outstanding                                $12.74
                                                                                                 =============
                             Class D -- Based on net assets of $86,034,414 and
                                        6,481,408 shares outstanding                                    $13.27
                                                                                                 =============

 * American Depositary Receipts (ADR).
** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.




PORTFOLIO INFORMATION

For the Quarter Ended October 31, 1997

                                             Percent of
Ten Largest Holdings                         Net Assets

Novell Inc.                                     4.9%
U S West Media Group                            3.6
Viacom, Inc. (Class B) (Non-Voting)             3.6
Digital Equipment Corp.                         3.5
Borland International, Inc.                     3.5
H&R Block, Inc.                                 3.2
AT&T Corp.                                      3.1
Integrated Device Technology, Inc.              2.9
Pharmaceutical Product
Development, Inc.                               2.9
Anacomp, Inc.                                   2.7

                                             Percent of
Five Largest Industries                      Net Assets

Computer Software                              12.3%
Health Care                                     7.5
Cable                                           6.8
Leisure & Entertainment                         5.8
Steel                                           4.8

                                             Percent of
Asset Mix                                    Net Assets

Stocks                                         84.8%
Bonds                                           7.7
Cash & Cash Equivalents                         7.5

Additions (Equity Investments)
Columbia/HCA Healthcare Corp.
*Eastman Kodak Co.
Electronic Data Systems Corp.
Enserch Exploration Inc.
General Signal Corporation
IMC Global, Inc.
New Millenium Homes, LLC
Pharmacia & Upjohn, Inc.
The Seagram Co., Ltd.
TCI Ventures Group (Series A)
Tupperware Corporation
Waste Management, Inc.

Deletions (Equity Investments)
Amdahl Corp.
Century Communications Corp.
DSC Communications Corp.
*Eastman Kodak Co.
General Semiconductor, Inc.
Marine Drilling Co., Inc.
McDermott International, Inc.
NextLevel Systems, Inc.
Perrigo Co.
Toys 'R' Us, Inc.
Unisys Corp.
Woolworth Corp.

* Added and deleted in the same quarter.



OFFICERS AND DIRECTORS
Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Robert J. Martorelli, Senior Vice President
     and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863